Income taxes - Movement of the valuation allowance for the deferred tax assets (Details) - CNY (¥) ¥ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Deferred Tax Assets [Roll Forward]
Beginning balance	¥ 537,172	¥ 550,520	¥ 362,371
Increase during the year	45,472	121,245	188,149
Reversal of net operating loss carryforwards due to the Restructuring	0	(134,593)	0
Ending balance	¥ 582,644	¥ 537,172	¥ 550,520